                             HURCO COMPANIES, INC.

                         NOMINEE HOLDER CERTIFICATION

  The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of common stock, no par value (the "Common Stock"), of Hurco Companies, Inc. (the "Company") pursuant to the Rights Offering described and provided for in the Company's Prospectus dated June 6, 1996, (the "Prospectus"), hereby certifies to the Company and to State Street Bank & Trust Company, as Subscription Agent for such Rights Offering, that the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Rights specified below pursuant to the Basic Subscription Privilege (as described in the Prospectus) and such beneficial owners thereof wish to subscribe for the purchase of that number of additional shares of Common Stock specified below pursuant to the Oversubscription Privilege (as described and limited in the Prospectus), listing separately below each such Basic Subscription and the corresponding Oversubscription (without identifying any such beneficial owner):


   NUMBER OF SHARES PURCHASE     NUMBER OF SHARES PURCHASED
    PURSUANT TO EXERCISE OF       PURSUANT TO EXERCISE OF
  BASIC SUBSCRIPTION PRIVILEGE   OVERSUBSCRIPTION PRIVILEGE RIGHTS CERTIFICATE NUMBER
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
   1.
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   2.
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   3.
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   4.
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   5.
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   6.
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   7.
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   8.
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   9.
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  10.


            (Attach additional beneficial owner list if necessary)

                            Name of Nominee Holder

                                    Address

                                      By:

                              (Please Print Name)

                                    (Title)

                                    (Date)

               Provide the following information if applicable:

             Depository Trust Company ("DTC") Participant Number:

                DTC Basic Subscription Confirmation Number(s):

                              Date:       , 1996